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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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              Date of Report (Date of earliest event reported):

                                MARCH 8, 1997


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                  CHARTER COMMUNICATIONS INTERNATIONAL, INC.

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                                   NEVADA
        (State or other jurisdiction of incorporation or organization)


                33-25129-LA                       84-1097751
          (Commission File No.)                 (I.R.S. Employer
                                               Identification No.)


          17100 EL CAMINO REAL
             HOUSTON, TEXAS                          77058
(Address of principal executive offices)           (Zip Code)


   Registrant's telephone number, including area code: (713) 780-0881


                (Former address, if changed since last report)

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                      INFORMATION INCLUDED IN THIS REPORT


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Following the acquisition by the Charter Communications International, Inc. (the "Company") of Overlook Communications International Corporation ("OCI"), an Atlanta, Georgia, based corporation, the Company decided it would be in the best interests of the Company to consolidate its financial and accounting functions in Atlanta. Prior to the acquisition of OCI, the Company's financial and accounting functions were maintained in Houston, Texas, and the Houston office of KPMG Peat Marwick ("Peat Marwick") served as the auditors and certifying accountants of the Company. As a result of the consolidation, the Company determined that it would be efficient and preferable to have the Company's independent accountants located in Atlanta where the Company's accounting personnel and records reside. Accordingly, the Company contacted Peat Marwick and two other accounting firms with offices in Atlanta to determine the terms upon which they might be engaged by the Company. As a result of such contacts and the discussions which followed, the Company determined that the Atlanta office of the accounting firm of Arthur Andersen LLP ("Arthur Andersen") should be engaged as the Company's auditors and certifying accountants.

     At a meeting of the Board of Directors of the Company held February 28, 1997, the Company dismissed Peat Marwick and engaged Arthur Andersen as the auditors and certifying accountants of the Company. The Company and Peat Marwick have not had any disagreements, including without limitation, those contemplated in Item 304 (a) of Regulation S-B, and the decision to change auditors and certifying accountants was not the result of any discussion between the Company and Peat Marwick within the contemplation of Item 304(a)(2) of Regulation S-B.

     A copy of this Form 8-K has been provided to Peat Marwick and the Company has attached hereto as an Exhibit a letter from Peat Marwick indicating its agreement with the statements made herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits:

              The following exhibits have been furnished in accordance with the provisions of Item 601 of Regulation S-B.

     (1) Letter from KPMG Peat Marwick



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: March 13, 1997

                                      CHARTER COMMUNICATIONS INTERNATIONAL, INC.

                                      By: /s/ Patrick E. Delaney
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                                      Print:  Patrick E. Delaney
                                      Title:  Chief Financial Officer